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U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2006

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)
399 Park Avenue, New York, New York (Address of principal executive offices)	10043 (Zip Code)

(212) 559-1000
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 2.02 Results of Operations and Financial Condition.

        On April 17, 2006, Citigroup Inc. announced its results of operations for the quarter ended March 31, 2006. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. In addition, a copy of the Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended March 31, 2006 is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

        The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

        Attached as Exhibit 99.3 is selected information that was presented by Citigroup management during a presentation to analysts on April 17, 2006. The information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.3 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.3 shall not be deemed to be incorporated by reference into the filings of Citigroup Inc. under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit Number
99.1	Press Release, dated April 17, 2006, issued by Citigroup Inc.
99.2	Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended March 31, 2006.
99.3	Presentation materials for analyst presentation.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: April 17, 2006
	By:	/s/ JOHN C. GERSPACH Name: John C. Gerspach Title: Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated April 17, 2006, issued by Citigroup Inc.
99.2	Citigroup Inc. Quarterly Financial Data Supplement for the quarter ended March 31, 2006.
99.3	Presentation materials for analyst presentation.

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CITIGROUP INC. Current Report on Form 8-K
SIGNATURE
EXHIBIT INDEX